SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 18, 2000
                                                         -----------------


                                CIGNA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



           Delaware                    1-8323                06-1059331
           --------                    ------                ----------
  (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


                      One Liberty Place, 1650 Market Street
                      Philadelphia, Pennsylvania 19192-1550
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:


                                 (215) 761-1000
                                 --------------


                                 Not Applicable
                      -------------------------------------
          (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.
           ------------------------


         Officials of the Company expect to meet this week with securities professionals. During those meetings, the officials expect to confirm the earnings expectations given in a conference call on November 2, 2000. A transcript of the November 2nd call is available at http://www.cigna.com/general/investor/transcript.html.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              CIGNA CORPORATION



Date:  December 18, 2000                      By: /s/ James A. Sears
                                                  -----------------------------
                                                  James A. Sears
                                                  Vice President and
                                                  Chief Accounting Officer